Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	December 31	December 31	September 30	December 31	September
	2015	2014	2015	2014	2015
ASSETS
Cash and due from banks	$101,120	$105,702	$93,803	(4.3)%	7.8%
Other interest-earning assets	292,516	423,083	579,920	(30.9)%	(49.6)%
Loans held for sale	16,886	17,522	26,937	(3.6)%	(37.3)%
Investment securities	2,484,773	2,323,371	2,436,337	6.9%	2.0%
Loans, net of unearned income	13,838,602	13,111,716	13,536,361	5.5%	2.2%
Allowance for loan losses	(169,054)	(184,144)	(167,136)	(8.2)%	1.1%
Net loans	13,669,548	12,927,572	13,369,225	5.7%	2.2%
Premises and equipment	225,535	226,027	225,705	(0.2)%	(0.1)%
Accrued interest receivable	42,767	41,818	42,846	2.3%	(0.2)%
Goodwill and intangible assets	531,556	531,803	531,562	—%	—%
Other assets	550,017	527,869	531,724	4.2%	3.4%
Total Assets	$17,914,718	$17,124,767	$17,838,059	4.6%	0.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$14,132,317	$13,367,506	$14,084,394	5.7%	0.3%
Short-term borrowings	497,663	329,719	431,631	50.9%	15.3%
Other liabilities	293,302	291,464	316,697	0.6%	(7.4)%
FHLB advances and long-term debt	949,542	1,139,413	979,433	(16.7)%	(3.1)%
Total Liabilities	15,872,824	15,128,102	15,812,155	4.9%	0.4%
Shareholders' equity	2,041,894	1,996,665	2,025,904	2.3%	0.8%
Total Liabilities and Shareholders' Equity	$17,914,718	$17,124,767	$17,838,059	4.6%	0.4%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,462,330	$5,197,155	$5,339,928	5.1%	2.3%
Commercial - industrial, financial and agricultural	4,088,962	3,725,567	3,929,908	9.8%	4.0%
Real estate - home equity	1,684,439	1,736,688	1,693,649	(3.0)%	(0.5)%
Real estate - residential mortgage	1,376,160	1,377,068	1,382,085	(0.1)%	(0.4)%
Real estate - construction	799,988	690,601	769,565	15.8%	4.0%
Consumer	268,588	265,431	271,696	1.2%	(1.1)%
Leasing and other	158,135	119,206	149,530	32.7%	5.8%
Total Loans, net of unearned income	$13,838,602	$13,111,716	$13,536,361	5.5%	2.2%
Deposits, by type:
Noninterest-bearing demand	$3,948,114	$3,640,623	$3,906,228	8.4%	1.1%
Interest-bearing demand	3,451,207	3,150,612	3,362,336	9.5%	2.6%
Savings deposits	3,868,046	3,504,820	3,880,103	10.4%	(0.3)%
Time deposits	2,864,950	3,071,451	2,935,727	(6.7)%	(2.4)%
Total Deposits	$14,132,317	$13,367,506	$14,084,394	5.7%	0.3%
Short-term borrowings, by type:
Customer repurchase agreements	$111,496	$158,394	$145,225	(29.6)%	(23.2)%
Customer short-term promissory notes	78,932	95,106	80,879	(17.0)%	(2.4)%
Short-term FHLB advances	110,000	70,000	200,000	57.1%	(45.0)%
Federal funds purchased	197,235	6,219	5,527	N/M	N/M
Total Short-term Borrowings	$497,663	$329,719	$431,631	50.9%	15.3%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Year ended
	December 31	December 31	September 30	Dec 31	Sep 30	December 31
	2015	2014	2015	2014	2015	2015	2014	% Change
Interest Income:
Interest income	$147,560	$149,594	$146,228	(1.4)%	0.9%	$583,789	$596,078	(2.1)%
Interest expense	19,761	21,556	20,534	(8.3)%	(3.8)%	83,795	81,211	3.2%
Net Interest Income	127,799	128,038	125,694	(0.2)%	1.7%	499,994	514,867	(2.9)%
Provision for credit losses	2,750	3,000	1,000	(8.3)%	175.0%	2,250	12,500	N/M
Net Interest Income after Provision	125,049	125,038	124,694	—%	0.3%	497,744	502,367	(0.9)%
Non-Interest Income:
Service charges on deposit accounts	12,909	12,229	12,982	5.6%	(0.6)%	50,097	49,293	1.6%
Other service charges and fees	12,676	10,489	10,965	20.9%	15.6%	43,992	39,896	10.3%
Investment management and trust services	10,919	11,188	11,237	(2.4)%	(2.8)%	44,056	44,605	(1.2)%
Mortgage banking income	4,317	3,723	3,864	16.0%	11.7%	18,208	17,107	6.4%
Investment securities gains	776	848	1,730	(8.5)%	(55.1)%	9,066	2,041	N/M
Other	4,242	3,624	3,996	17.1%	6.2%	16,420	14,437	13.7%
Total Non-Interest Income	45,839	42,101	44,774	8.9%	2.4%	181,839	167,379	8.6%
Non-Interest Expense:
Salaries and employee benefits	65,467	65,398	65,308	0.1%	0.2%	260,832	251,021	3.9%
Net occupancy expense	11,566	11,481	10,710	0.7%	8.0%	47,777	48,130	(0.7)%
Other outside services	6,537	8,720	7,373	(25.0)%	(11.3)%	27,785	28,404	(2.2)%
Data processing	5,127	4,346	5,105	18.0%	0.4%	19,894	17,162	15.9%
Software	4,068	3,271	3,984	24.4%	2.1%	14,746	12,758	15.6%
Equipment expense	3,626	3,298	3,595	9.9%	0.9%	14,514	13,567	7.0%
FDIC insurance expense	2,896	2,772	2,867	4.5%	1.0%	11,470	10,958	4.7%
Professional fees	2,814	2,382	2,828	18.1%	(0.5)%	11,244	12,097	(7.1)%
Marketing	1,754	2,414	2,102	(27.3)%	(16.6)%	7,324	8,133	(9.9)%
OREO and repossession expense	1,123	236	1,016	N/M	10.5%	3,630	3,270	11.0%
Operating risk loss	987	485	1,136	N/M	(13.1)%	3,624	4,271	(15.1)%
Intangible amortization	6	315	5	(98.1)%	20.0%	247	1,259	(80.4)%
Loss on redemption of trust preferred securities	—	—	5,626	N/M	N/M	5,626	—	N/M
Other	12,468	12,602	13,234	(1.1)%	(5.8)%	51,447	48,216	6.7%
Total Non-Interest Expense	118,439	117,720	124,889	0.6%	(5.2)%	480,160	459,246	4.6%
Income Before Income Taxes	52,449	49,419	44,579	6.1%	17.7%	199,423	210,500	(5.3)%
Income tax expense	13,914	11,470	10,328	21.3%	34.7%	49,921	52,606	(5.1)%
Net Income	$38,535	$37,949	$34,251	1.5%	12.5%	$149,502	$157,894	(5.3)%

PER SHARE:
Net income:
Basic	$0.22	$0.21	$0.20	4.8%	10.0%	$0.85	$0.85	—%
Diluted	0.22	0.21	0.20	4.8%	10.0%	0.85	0.84	1.2%

Cash dividends	$0.09	$0.10	$0.09	(10.0)%	—%	$0.36	$0.34	5.9%
Shareholders' equity	11.72	11.16	11.66	5.0%	0.5%	11.72	11.16	5.0%
Shareholders' equity (tangible)	8.67	8.19	8.60	5.9%	0.8%	8.67	8.19	5.9%

Weighted average shares (basic)	173,709	181,251	174,338	(4.2)%	(0.4)%	175,721	186,219	(5.6)%
Weighted average shares (diluted)	174,833	182,189	175,342	(4.0)%	(0.3)%	176,774	187,181	(5.6)%
Shares outstanding, end of period	174,176	178,924	173,771	(2.7)%	0.2%	174,176	178,924	(2.7)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.86%	0.88%	0.78%			0.86%	0.93%
Return on average shareholders' equity	7.51%	7.34%	6.72%			7.38%	7.62%
Return on average shareholders' equity (tangible)	10.16%	9.96%	9.11%			10.01%	10.31%
Net interest margin	3.19%	3.31%	3.18%			3.21%	3.39%
Efficiency ratio	66.63%	67.53%	68.82%			68.61%	65.65%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2015			December 31, 2014			September 30, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,659,266	$136,317	3.96%	$13,056,153	$136,636	4.16%	$13,369,874	$135,268	4.02%
Taxable investment securities	2,170,397	11,801	2.17%	2,109,884	12,689	2.40%	2,148,403	11,252	2.09%
Tax-exempt investment securities	246,727	3,085	5.00%	241,711	3,249	5.38%	230,178	2,929	5.09%
Equity securities	15,524	208	5.33%	33,981	442	5.16%	18,280	257	5.58%
Total Investment Securities	2,432,648	15,094	2.48%	2,385,576	16,380	2.74%	2,396,861	14,438	2.41%
Loans held for sale	15,713	169	4.31%	15,340	201	5.24%	20,704	194	3.74%
Other interest-earning assets	399,309	864	0.86%	464,342	953	0.82%	477,145	884	0.74%
Total Interest-earning Assets	16,506,936	152,444	3.67%	15,921,411	154,170	3.85%	16,264,584	150,784	3.68%
Noninterest-earning assets:
Cash and due from banks	106,810			110,292			104,622
Premises and equipment	226,335			224,516			226,446
Other assets	1,108,094			1,073,302			1,097,600
Less: allowance for loan losses	(169,251)			(189,029)			(168,770)
Total Assets	$17,778,924			$17,140,492			$17,524,482
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,411,904	$1,207	0.13%	$3,145,658	$1,027	0.13%	$3,316,532	$1,122	0.13%
Savings deposits	3,903,741	1,633	0.17%	3,548,504	1,171	0.13%	3,714,282	1,436	0.15%
Time deposits	2,903,715	7,549	1.03%	3,016,834	7,333	0.96%	2,963,774	7,659	1.03%
Total Interest-bearing Deposits	10,219,360	10,389	0.40%	9,710,996	9,531	0.39%	9,994,588	10,217	0.41%
Short-term borrowings	281,497	100	0.14%	417,838	138	0.13%	324,685	92	0.11%
FHLB advances and long-term debt	950,792	9,272	3.88%	1,086,321	11,887	4.36%	996,247	10,225	4.09%
Total Interest-bearing Liabilities	11,451,649	19,761	0.69%	11,215,155	21,556	0.76%	11,315,520	20,534	0.72%
Noninterest-bearing liabilities:
Demand deposits	3,999,118			3,630,780			3,904,176
Other	291,388			242,346			281,957
Total Liabilities	15,742,155			15,088,281			15,501,653
Shareholders' equity	2,036,769			2,052,211			2,022,829
Total Liabilities and Shareholders' Equity	$17,778,924			$17,140,492			$17,524,482
Net interest income/net interest margin (fully taxable equivalent)		132,683	3.19%		132,614	3.31%		130,250	3.18%
Tax equivalent adjustment		(4,884)			(4,576)			(4,556)
Net interest income		$127,799			$128,038			$125,694

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2015	2014	2015	2014	2015
Loans, by type:
Real estate - commercial mortgage	$5,365,640	$5,131,375	$5,242,021	4.6%	2.4%
Commercial - industrial, financial and agricultural	4,035,287	3,723,211	3,887,161	8.4%	3.8%
Real estate - home equity	1,694,455	1,735,769	1,692,860	(2.4)%	0.1%
Real estate - residential mortgage	1,377,116	1,378,452	1,381,141	(0.1)%	(0.3)%
Real estate - construction	765,555	697,741	753,584	9.7%	1.6%
Consumer	267,726	275,349	270,391	(2.8)%	(1.0)%
Leasing and other	153,487	114,256	142,716	34.3%	7.5%
Total Loans, net of unearned income	$13,659,266	$13,056,153	$13,369,874	4.6%	2.2%
Deposits, by type:
Noninterest-bearing demand	$3,999,118	$3,630,780	$3,904,176	10.1%	2.4%
Interest-bearing demand	3,411,904	3,145,658	3,316,532	8.5%	2.9%
Savings deposits	3,903,741	3,548,504	3,714,282	10.0%	5.1%
Time deposits	2,903,715	3,016,834	2,963,774	(3.7)%	(2.0)%
Total Deposits	$14,218,478	$13,341,776	$13,898,764	6.6%	2.3%
Short-term borrowings, by type:
Customer repurchase agreements	$142,004	$183,331	$149,415	(22.5)%	(5.0)%
Customer short-term promissory notes	80,568	87,338	79,308	(7.8)%	1.6%
Federal funds purchased	44,468	59,669	85,092	(25.5)%	(47.7)%
Short-term FHLB advances and other borrowings	14,457	87,500	10,870	(83.5)%	33.0%
Total Short-term Borrowings	$281,497	$417,838	$324,685	(32.6)%	(13.3)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2015			2014
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$13,330,973	$537,979	4.04%	$12,885,180	$542,540	4.21%
Taxable investment securities	2,093,829	45,279	2.16%	2,189,510	50,651	2.31%
Tax-exempt investment securities	230,633	12,120	5.26%	261,825	13,810	5.27%
Equity securities	23,348	1,294	5.54%	33,957	1,728	5.09%
Total Investment Securities	2,347,810	58,693	2.50%	2,485,292	66,189	2.66%
Loans held for sale	19,937	801	4.02%	17,524	786	4.49%
Other interest-earning assets	447,354	4,786	1.07%	314,345	4,018	1.28%
Total Interest-earning Assets	16,146,074	602,259	3.73%	15,702,341	613,533	3.91%

Noninterest-earning assets:
Cash and due from banks	105,359			177,664
Premises and equipment	226,436			224,903
Other assets	1,103,427			1,049,765
Less: allowance for loan losses	(174,453)			(195,166)
Total Assets	$17,406,843			$16,959,507

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$3,255,192	$4,299	0.13%	$3,013,879	$3,793	0.13%
Savings deposits	3,677,079	5,435	0.15%	3,431,957	4,298	0.13%
Time deposits	2,988,648	30,748	1.03%	2,992,920	27,019	0.90%
Total Interest-bearing Deposits	9,920,919	40,482	0.41%	9,438,756	35,110	0.37%

Short-term borrowings	323,772	372	0.11%	832,839	1,608	0.19%
FHLB advances and long-term debt	1,023,972	42,941	4.19%	965,601	44,493	4.61%
Total Interest-bearing Liabilities	11,268,663	83,795	0.74%	11,237,196	81,211	0.72%

Noninterest-bearing liabilities:
Demand deposits	3,826,194			3,428,907
Other	285,103			221,764
Total Liabilities	15,379,960			14,887,867
Shareholders' equity	2,026,883			2,071,640

Total Liabilities and Shareholders' Equity	$17,406,843			$16,959,507

Net interest income/net interest margin (fully taxable equivalent)		518,464	3.21%		532,322	3.39%
Tax equivalent adjustment		(18,470)			(17,455)

Net interest income		$499,994			$514,867

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2015	2014	% Change
Loans, by type:
Real estate - commercial mortgage	$5,246,054	$5,117,433	2.5%
Commercial - industrial, financial and agricultural	3,882,998	3,659,059	6.1%
Real estate - home equity	1,700,851	1,738,449	(2.2)%
Real estate - residential mortgage	1,371,321	1,355,876	1.1%
Real estate - construction	726,914	631,968	15.0%
Consumer	265,688	277,853	(4.4)%
Leasing and other	137,147	104,542	31.2%
Total Loans, net of unearned income	$13,330,973	$12,885,180	3.5%

Deposits, by type:
Noninterest-bearing demand	$3,826,194	$3,428,907	11.6%
Interest-bearing demand	3,255,192	3,013,879	8.0%
Savings deposits	3,677,079	3,431,957	7.1%
Time deposits	2,988,648	2,992,920	(0.1)%

Total Deposits	$13,747,113	$12,867,663	6.8%

Short-term borrowings, by type:
Customer repurchase agreements	$161,093	$197,432	(18.4)%
Customer short-term promissory notes	81,530	88,670	(8.1)%
Federal funds purchased	65,779	285,169	(76.9)%
Short-term FHLB advances and other borrowings	15,370	261,568	(94.1)%
Total Short-term Borrowings	$323,772	$832,839	(61.1)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31
	2015	2014	2015	2015	2014
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$169,395	$191,108	$169,453	$185,931	$204,917
Loans charged off:
Consumer and home equity	(1,466)	(1,696)	(1,590)	(5,831)	(7,811)
Real estate - commercial mortgage	(1,207)	(920)	(660)	(4,218)	(6,004)
Commercial - industrial, financial and agricultural	(970)	(8,712)	(1,640)	(15,639)	(24,516)
Real estate - residential mortgage	(513)	(752)	(1,035)	(3,612)	(2,918)
Real estate - construction	—	(464)	(114)	(201)	(1,209)
Leasing and other	(1,304)	(701)	(522)	(2,656)	(2,135)
Total loans charged off	(5,460)	(13,245)	(5,561)	(32,157)	(44,593)
Recoveries of loans previously charged off:
Consumer and home equity	825	419	618	2,492	2,347
Real estate - commercial mortgage	1,072	319	842	2,801	1,960
Commercial - industrial, financial and agricultural	1,409	1,724	1,598	5,264	4,256
Real estate - residential mortgage	775	132	201	1,322	451
Real estate - construction	548	2,325	898	2,824	3,177
Leasing and other	98	149	346	685	916
Recoveries of loans previously charged off	4,727	5,068	4,503	15,388	13,107
Net loans charged off	(733)	(8,177)	(1,058)	(16,769)	(31,486)
Provision for credit losses	2,750	3,000	1,000	2,250	12,500
Balance at end of period	$171,412	$185,931	$169,395	$171,412	$185,931
Net charge-offs to average loans (annualized)	0.02%	0.25%	0.03%	0.13%	0.24%
NON-PERFORMING ASSETS:
Non-accrual loans	$129,523	$121,080	$132,154
Loans 90 days past due and accruing	15,291	17,402	12,867
Total non-performing loans	144,814	138,482	145,021
Other real estate owned	11,099	12,022	10,561
Total non-performing assets	$155,913	$150,504	$155,582
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$44,071	$30,388	$38,032
Real estate - commercial mortgage	41,170	45,237	49,021
Real estate - residential mortgage	28,484	28,995	27,707
Consumer and home equity	17,123	17,330	15,186
Real estate - construction	12,460	16,399	14,989
Leasing	1,506	133	86
Total non-performing loans	$144,814	$138,482	$145,021
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$28,511	$31,308	$29,330
Real-estate - commercial mortgage	17,563	18,822	17,282
Commercial - industrial, financial and agricultural	5,953	5,237	7,399
Real estate - construction	3,942	9,241	4,363
Consumer and home equity	4,589	3,013	3,983
Total accruing TDRs	$60,558	$67,621	$62,357
Non-accrual TDRs (1)	31,035	24,616	27,618
Total TDRs	$91,593	$92,237	$89,975
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	December 31, 2015			December 31, 2014			September 30, 2015
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.14%	0.77%	0.91%	0.35%	0.87%	1.22%	0.16%	0.92%	1.08%
Commercial - industrial, financial and agricultural	0.21%	1.06%	1.27%	0.17%	0.81%	0.98%	0.35%	0.97%	1.32%
Real estate - construction	0.28%	1.59%	1.87%	0.02%	2.38%	2.40%	0.30%	1.95%	2.25%
Real estate - residential mortgage	1.33%	2.07%	3.40%	1.96%	2.10%	4.06%	1.27%	2.00%	3.27%
Consumer, home equity, leasing and other	0.70%	0.88%	1.58%	0.80%	0.82%	1.62%	0.69%	0.72%	1.41%
Total	0.37%	1.04%	1.41%	0.52%	1.06%	1.58%	0.42%	1.07%	1.49%
(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Dec 31	Dec 31	Sep 30
	2015	2014	2015
Non-accrual loans to total loans	0.94%	0.92%	0.98%
Non-performing loans to total loans	1.05%	1.06%	1.07%
Non-performing assets to total loans and OREO	1.13%	1.15%	1.15%
Non-performing assets to total assets	0.87%	0.88%	0.87%
Allowance for credit losses to loans outstanding	1.24%	1.42%	1.25%
Allowance for credit losses to non-performing loans	118.37%	134.26%	116.81%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.27%	9.12%	9.35%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31	Dec 31
	2015	2014	2015	2015	2014
Shareholders' equity (tangible), per share
Shareholders' equity	$2,041,894	$1,996,665	$2,025,904
Less: Goodwill and intangible assets	(531,556)	(531,803)	(531,562)
Tangible shareholders' equity (numerator)	$1,510,338	$1,464,862	$1,494,342
Shares outstanding, end of period (denominator)	174,176	178,924	173,771
Shareholders' equity (tangible), per share	$8.67	$8.19	$8.60

Return on average common shareholders' equity (tangible)
Net income	$38,535	$37,949	$34,251	$149,502	$157,894
Plus: Intangible amortization, net of tax	4	205	3	161	818
Numerator	$38,539	$38,154	$34,254	$149,663	$158,712

Average shareholders' equity	$2,036,769	$2,052,211	$2,022,829	$2,026,883	$2,071,640
Less: Average goodwill and intangible assets	(531,559)	(531,955)	(531,564)	(531,618)	(532,425)
Average tangible shareholders' equity (denominator)	$1,505,210	$1,520,256	$1,491,265	$1,495,265	$1,539,215
Return on average common shareholders' equity (tangible), annualized	10.16%	9.96%	9.11%	10.01%	10.31%

Efficiency ratio
Non-interest expense	$118,439	$117,720	$124,889	$480,160	$459,246
Less: Intangible amortization	(6)	(315)	(5)	(247)	(1,259)
Less: Loss on redemption of trust preferred securities	—	—	(5,626)	(5,626)	—
Numerator	$118,433	$117,405	$119,258	$474,287	$457,987

Net interest income (fully taxable equivalent)	$132,683	$132,614	$130,250	$518,464	$532,322
Plus: Total Non-interest income	45,839	42,101	44,774	181,839	167,379
Less: Investment securities gains	(776)	(848)	(1,730)	(9,066)	(2,041)
Denominator	$177,746	$173,867	$173,294	$691,237	$697,660
Efficiency ratio	66.63%	67.53%	68.82%	68.61%	65.65%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$155,913	$150,504	$155,582

Tangible shareholders' equity	$1,510,338	$1,464,862	$1,494,342
Plus: Allowance for credit losses	171,412	185,931	169,395
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,681,750	$1,650,793	$1,663,737
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.27%	9.12%	9.35%